Impairment - Real Estate	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Asset Impairment Charges [Text Block]
4.	Impairment - Real Estate

Management periodically assesses its real estate for possible impairment whenever certain events or changes in circumstances indicate that the carrying amount of the asset, including accrued rental income, may not be recoverable through operations. Events or circumstances that may occur include significant changes in real estate market conditions and the ability of the Company to re-lease or sell properties that are vacant or become vacant. Impairments are measured as the amount by which the current book value of the asset exceeds the estimated fair value of the asset. As a result of the Company’s review of Real Estate Investments, including identifiable intangible assets, the Company recognized the following real estate impairments for the year ended December 31:

	2011	2010	2009

Continuing operations	$1,350,000	$6,160,000	$—
Discontinued operations	12,150,000	1,980,000	—

Total	$13,500,000	$8,140,000	$—

Real Estate Investments measured at fair value due to impairment charges are considered fair value measurements on a non recurring basis. The following table presents the assets and liabilities carried on the balance sheet within the fair value valuation hierarchy (as described above) as of December 31, 2011 and 2010, for which a nonrecurring change in fair value has been recorded during the year ended December 31, 2011 and 2010.

		Quoted prices in	Significant other	Significant
		active markets for	observable	unobservable
2011	Fair Value as of	identical assets	inputs	inputs	Impairment
(in thousands)	measurement date	(Level 1)	(Level 2)	(Level 3)	Charge

Real Estate Investments	$19,805	$-0-	$7,100	$12,705	$13,500

		Quoted prices in	Significant other	Significant
		active markets for	observable	unobservable
2010	Fair Value as of	identical assets	inputs	inputs	Impairment
(in thousands)	measurement date	(Level 1)	(Level 2)	(Level 3)	Charge

Real Estate Investments	$16,137	$8,577	$1,386	$6,174	$8,140

The loss of $13.5 million and $8.14 million represents an impairment charge related to Real Estate Investments which was included in net income during the years ended December 31, 2011 and 2010, respectively. The fair value of certain Real Estate Investments was calculated differently based on available information. Real Estate Investments considered to be measured based on Level 1 inputs were based on actual sales negotiations and bona fide purchase offers received from third parties. Real Estate Investments considered to be measured based on Level 2 inputs were based on broker opinions of value or analysis of recent comparable sales transactions. Real Estate Investments considered to be measured based on Level 3 inputs were based on an internal valuation model using discounted cash flow analyses and income capitalization using market lease rates and market cap rates. These cash flow projections incorporate assumptions developed from the perspective of market participants valuing the Real Estate Investments. During 2009, the Company recorded no impairment charge related to Real Estate Investments.